Exhibit 99.3

SECOND QUARTER 2016

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “explore,” “positions,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors, and Ally and Chrysler, and our ability to further diversify our business; our ability to maintain relationships with automotive dealers; the significant regulation and restrictions that we are subject to as a bank holding company and financial holding company; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in our credit ratings; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Certain non-GAAP measures are provided in this presentation which are important to the reader of the Consolidated Financial Statements but should be supplemental and not a substitute for to primary U.S. GAAP measures. Reconciliation of non-GAAP financial measures are included within this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s operations. The specific products include retail installment sales contracts, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

2Q 2016 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolio	20
Discontinued Operations	21
Earnings Per Share Related Information	22
Adjusted Tangible Book Per Share Related Information	23
Core ROTCE Related Information	24
Supplemental Financial Data	25

2Q 2016 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Selected Income Statement Data
Net financing revenue (ex. OID) (1)	$998	$964	$995	$981	$927	$34	$71
OID amortization expense (2)	(14)	(13)	(12)	(11)	(11)	(1)	(3)
Net financing revenue (as reported)	984	951	983	970	916	33	68
Total other revenue	374	376	356	332	211	(2)	163
Total net revenue	1,358	1,327	1,339	1,302	1,127	31	231
Provision for loan losses	172	220	240	211	140	(48)	32
Controllable expenses (3)	463	477	466	452	452	(14)	11
Other noninterest expenses	310	233	202	222	272	77	38
Pre-tax income from continuing operations	413	397	431	417	263	16	150
Income tax expense	56	150	155	144	94	(94)	(38)
Income from discontinued operations, net of tax	3	3	(13)	(5)	13	0	(10)
Net income	360	250	263	268	182	110	178
Preferred dividends	15	15	1,216	38	1,251	0	(1,236)
Net income (loss) available to common	$345	$235	$(953)	$230	$(1,069)	$110	$1,414

Selected Balance Sheet Data (Period-End)
Total assets	$157,931	$156,505	$158,581	$155,916	$156,278	$1,426	$1,653
Consumer loans	74,365	73,688	74,065	73,380	69,998	677	4,367
Commercial loans	38,288	37,188	37,535	34,611	35,175	1,100	3,113
Allowance for loan losses	(1,089)	(1,077)	(1,054)	(1,018)	(974)	(12)	(115)
Deposits	72,802	70,265	66,478	64,020	61,930	2,537	10,872
Common equity (4)	13,611	13,127	12,743	13,786	13,482	484	129
Total equity	13,611	13,823	13,439	14,599	14,295	(212)	(684)

Common Share Count
Weighted average basic (5)	485,370	484,233	483,300	483,073	482,847	1,137	2,523
Weighted average diluted (5)(6)	486,074	484,654	484,845	484,399	483,687	1,420	2,388
Issued shares outstanding (period-end)	483,753	483,475	481,980	481,750	481,750	278	2,003

Per Common Share Data
Earnings per share (basic) (5)	$0.71	$0.49	$(1.97)	$0.48	$(2.22)	$0.23	$2.93
Earnings per share (diluted) (5)(6)	0.71	0.49	(1.97)	0.47	(2.22)	0.22	2.93
Adjusted earnings per share (7)	0.54	0.52	0.52	0.51	0.46	0.02	0.08
Book value per share	28.1	28.6	27.9	30.3	29.7	(0.5)	(1.5)
Tangible book value per share (8)	27.6	27.1	26.4	28.6	27.9	0.5	(0.4)
Adjusted tangible book value per share (8)	25.9	25.4	24.6	24.3	23.7	0.5	2.2

Select Financial Ratios
Net interest margin (as reported)	2.68%	2.59%	2.65%	2.64%	2.55%
Net interest margin (excluding OID)	2.72%	2.63%	2.68%	2.67%	2.58%
Cost of funds (incl. OID)	1.90%	1.88%	1.75%	1.76%	1.82%
Cost of funds (excl. OID)	1.84%	1.82%	1.70%	1.71%	1.77%
Efficiency Ratio	56.9%	53.5%	49.9%	51.8%	64.2%
Adjusted efficiency ratio (9)	43.7%	45.4%	43.6%	43.7%	45.6%
Return on average assets (10)	0.9%	0.6%	0.7%	0.7%	0.5%
Return on average total equity (10)	10.4%	7.3%	7.4%	7.4%	4.8%
Return on average tangible common equity (10)	10.4%	7.3%	n/m	6.8%	n/m
Core ROTCE (10)(11)	9.7%	9.8%	9.8%	9.2%	8.3%

Capital Ratios (12)
Common Equity Tier 1 (CET1) capital ratio (13)	9.6%	9.5%	9.2%	10.0%	9.8%
Tier 1 capital ratio	11.2%	11.6%	11.1%	12.0%	11.7%
Total capital ratio	12.8%	13.0%	12.5%	12.9%	12.6%

(1) Represents a non-GAAP financial measure. Excludes original issue discount expense (OID).

(2) OID is primarily related to bond exchange. OID (excludes international operations and post 2009 issuances)

(3) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(4) Includes common stock and paid-in capital, treasury stock, accumulated deficit and accumulated other comprehensive income

(5) Includes shares related to share-based compensation that vested but were not yet issued

(6) Due to antidilutive effect of the net loss from continuing operations attributable to common shareholders for the year ended December 31, 2015 and June 30, 2015, basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share

(7) Represents a non-GAAP financial measure. For more details refer to page 22

(8) Represents a non-GAAP financial measure. For more details refer to page 23

(9) Represents a non-GAAP financial measure. For more details refer to page 25

(10) Return metrics are annualized.

(11) Return metrics are annualized. For more details reer to page 24

(12) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(13) Common Equity Tier 1 capital ratio is a non-GAAP measurement. Refer to page 17 for additional details

2Q 2016 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,265	$1,235	$1,212	$1,166	$1,118	$30	$147
Interest on loans held-for-sale	-	-	-	2	14	-	(14)
Total interest and dividends on investment securities	99	102	98	102	93	(3)	6
Interest-bearing cash	4	3	2	2	2	1	2
Operating leases	701	769	812	830	860	(68)	(159)
Total financing revenue and other interest income	2,069	2,109	2,124	2,102	2,087	(40)	(18)
Interest expense
Interest on deposits	203	193	188	181	177	10	26
Interest on short-term borrowings	12	13	13	13	12	(1)	-
Interest on long-term debt	436	442	404	410	419	(6)	17
Total interest expense	651	648	605	604	608	3	43
Depreciation expense on operating lease assets	434	510	536	528	563	(76)	(129)
Net financing revenue (as reported)	$984	$951	$983	$970	$916	$33	$68
Other revenue
Servicing fees	18	13	13	12	10	6	8
Insurance premiums and service revenue earned	236	230	234	236	237	6	(1)
Gain on mortgage and automotive loans, net	3	1	-	(2)	1	2	2
Loss on extinguishment of debt	(0)	(4)	(3)	-	(156)	4	156
Other gain on investments, net	39	54	49	6	45	(15)	(6)
Other income, net of losses	77	82	63	80	74	(4)	3
Total other revenue	374	376	356	332	211	(2)	163
Total net revenue	1,358	1,327	1,339	1,302	1,127	31	231
Provision for loan losses	172	220	240	211	140	(48)	32
Noninterest expense
Compensation and benefits expense	242	252	237	235	236	(10)	6
Insurance losses and loss adjustment expenses	145	73	54	61	122	72	23
Other operating expenses	386	385	377	378	366	1	20
Total noninterest expense	773	710	668	674	724	63	49
Pre-tax income from continuing operations	$413	$397	$431	$417	$263	$16	$150
Income tax (benefit) expense from continuing operations	56	150	155	144	94	(94)	(38)
Net income from continuing operations	357	247	276	273	169	110	188
Income from discontinued operations, net of tax	3	3	(13)	(5)	13	-	(10)
Net income	$360	$250	$263	$268	$182	$110	$178

Core Pre-Tax Income Walk
Net financing revenue (ex. OID) (1)	$998	$964	$995	$981	$927	$34	$71
Total other revenue (ex. OID) (2)	374	380	358	332	368	(6)	6
Provision for loan losses	172	220	240	211	140	(48)	32
Controllable expenses (3)	459	473	465	449	448	(14)	11
Other noninterest expenses	310	233	202	222	272	77	38
Total Noninterest Expense	769	706	667	672	720	63	49
Core pre-tax income	$431	$419	$446	$431	$435	$12	$(4)
less: Repositioning items (3)	4	7	3	2	154	(3)	(150)
less: OID amoritzation expense	14	15	12	11	18	(1)	(4)
Pre-tax income from continuing operations	$413	$397	$431	$417	$263	$16	$150

(1) Represents a non-GAAP financial measure. Excludes OID

(2) Represents a non-GAAP financial measure. Excludes accelerated OID primarily related to the extinguishment of high-cost legacy debt of $2 million in 1Q 2016 and $7 million in 2Q of 2015

(3) Excludes Repositioning items. Repositioning items are primarily related to the extinghuishment of high-cost legacy debt and other strategic activities.

2Q 2016 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2016	6/30/2015
Assets
Cash and cash equivalents
Noninterest-bearing	$1,790	$1,906	$2,148	$1,666	$1,739	$(116)	$51
Interest-bearing	3,941	3,095	4,232	3,561	4,119	846	(178)
Total cash and cash equivalents	5,731	5,001	6,380	5,227	5,858	730	(127)
Investment securities (1)	18,768	18,298	17,157	18,758	19,142	470	(374)
Loans held-for-sale, net	15	39	105	37	1,438	(24)	(1,423)
Finance receivables and loans, net
Finance receivables and loans, net	112,653	110,876	111,600	107,991	105,173	1,777	7,480
Allowance for loan losses	(1,089)	(1,077)	(1,054)	(1,018)	(974)	(12)	(115)
Total finance receivables and loans, net	111,564	109,799	110,546	106,973	104,199	1,765	7,365
Investment in operating leases, net	13,755	14,958	16,271	17,292	17,950	(1,203)	(4,195)
Premiums receivables and other insurance assets	1,844	1,828	1,801	1,794	1,759	16	85
Other assets	6,254	6,582	6,321	5,835	5,932	(328)	322
Total assets	$157,931	$156,505	$158,581	$155,916	$156,278	$1,426	$1,653

Liabilities
Deposit liabilities
Noninterest-bearing	$94	$92	$89	$91	$89	$2	$5
Interest-bearing	72,708	70,173	66,389	63,929	61,841	2,535	10,867
Total deposit liabilities	72,802	70,265	66,478	64,020	61,930	2,537	10,872
Short-term borrowings	5,994	5,365	8,101	5,378	10,013	629	(4,019)
Long-term debt	61,040	62,044	66,234	67,293	65,675	(1,004)	(4,635)
Interest payable	427	374	350	437	418	53	9
Unearned insurance premiums and service revenue	2,465	2,449	2,434	2,438	2,417	16	48
Accrued expense and other liabilities	1,592	2,185	1,545	1,751	1,530	(593)	62
Total liabilities	$144,320	$142,682	$145,142	$141,317	$141,983	$1,638	$2,337

Equity
Common stock and paid-in capital (2)	$21,106	$21,087	$21,084	$21,066	$21,053	$19	$53
Preferred stock	-	696	696	813	813	(696)	(813)
Accumulated deficit	(7,530)	(7,875)	(8,110)	(7,158)	(7,388)	345	(142)
Accumulated other comprehensive (loss) income	35	(85)	(231)	(122)	(183)	120	218
Total equity	13,611	13,823	13,439	14,599	14,295	(212)	(684)
Total liabilities and equity	$157,931	$156,505	$158,581	$155,916	$156,278	$1,426	$1,653

(1) Includes held-to-maturity securities

(2) Includes Treasury stock

2Q 2016 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2016	6/30/2015
Assets
Interest-bearing cash and cash equivalents	$2,708	$2,867	$2,743	$3,667	$4,013	$(159)	$(1,305)
Federal funds sold and securities purchased under resale agreements	2	-	-	-	1	2	1
Investment securities	17,559	16,856	16,066	17,745	17,078	703	481
Loans held-for-sale, net	-	35	13	111	1,493	(35)	(1,493)
Total finance receivables and loans, net (2)	112,158	111,525	110,623	105,604	101,962	633	10,196
Investment in operating leases, net	14,392	15,638	16,824	17,519	18,520	(1,246)	(4,128)
Total interest earning assets	146,819	146,921	146,269	144,646	143,067	(102)	3,752
Noninterest-bearing cash and cash equivalents	1,339	1,841	1,368	1,563	1,337	(502)	2
Other assets	9,386	9,667	9,299	9,665	9,472	(281)	(86)
Allowance for loan losses	(1,088)	(1,060)	(1,030)	(988)	(953)	(28)	(135)
Total assets	$156,456	$157,369	$155,906	$154,886	$152,923	$(913)	$3,533

Liabilities
Interest-bearing deposit liabilities	$71,479	$68,148	$64,890	$62,791	$61,224	$3,331	$10,255
Short-term borrowings	5,535	5,609	6,073	6,745	6,057	(74)	(522)
Long-term debt (3)	60,758	64,841	66,162	66,857	66,371	(4,083)	(5,613)
Total interest-bearing liabilities (3)	137,772	138,598	137,125	136,393	133,652	(826)	4,120
Noninterest-bearing deposit liabilities	91	92	95	91	81	(1)	10
Other liabilities	4,948	5,053	4,144	3,971	4,538	(105)	410
Total liabilities	$142,811	$143,743	$141,364	$140,455	$138,271	$(932)	$4,540

Equity
Total equity	$13,645	$13,626	$14,542	$14,431	$14,652	$19	$(1,007)
Total liabilities and equity	$156,456	$157,369	$155,906	$154,886	$152,923	$(913)	$3,533

(1) Average balances are calculated using a combination of monthly and daily average methodologies

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3) QTD: includes OID average of $1,286 million in 2Q 2016, $1,298 million in 1Q 2016, $1,310 million in 4Q 2015, $1,322 million in 3Q 2015, $1,334 million in 2Q 2015, and $1,345 million in 1Q 2015

2Q 2016 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Automotive Finance	$426	$337	$333	$323	$373	$89	$53
Insurance	(18)	50	78	40	15	(68)	(33)
Dealer Financial Services	408	387	411	363	388	21	20
Mortgage Finance	9	2	9	4	(3)	7	12
Corporate Finance	14	11	9	14	10	3	4
Corporate and Other (1)	(18)	(3)	2	36	(132)	(15)	114
Pre-tax income from continuing operations	$413	$397	$431	$417	$263	$16	$150
OID amortization expense (2)	14	15	12	11	18	(1)	(4)
Repositioning items (3)	4	7	3	2	154	(3)	(150)
Core pre-tax income (4)	$431	$419	$446	$431	$435	$12	$(4)

(1) Corporate and Other primarily consists of activity related to centralized corporate treasury activities such as management of the cash and corporate investment securities and loan portfolios, short- and long-term debt, retail and brokered deposit liabilities, derivative instruments, the amortization of the discount associated with new debt issuances and bond exchanges, and the residual impacts of our corporate FTP and treasury ALM activities. Corporate and Other also includes certain equity investments, the management of our legacy mortgage portfolio, and reclassifications and eliminations between the reportable operating segments. June 2016 TradeKing activity included wihin the Corporate & Other segment.

(2) OID amortization expense and repositioning items for all periods shown is applied to the pre-tax income of the Corporate and Other segment. Includes accelerated OID expense of $2 million in 1Q 2016 and $7 million in 2Q 2015 associated with debt redemptions

(3) Repositioning items are primarily related to the extinguishment of high-cost legacy debt and strategic activities

(4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) original issue discount (OID) amortization expense and (2) repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings

2Q 2016 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Income Statement
Net financing revenue
Consumer	$877	$866	$867	$833	$785	$11	$92
Commercial	262	252	238	228	235	10	27
Loans held-for-sale	-	-	(1)	2	14	-	(14)
Operating leases	701	769	812	830	860	(68)	(159)
Other interest income	2	3	2	2	2	(1)	-
Total financing revenue and other interest income	1,842	1,890	1,918	1,895	1,896	(48)	(54)
Interest expense	479	484	482	497	483	(5)	(4)
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	520	565	604	633	671	(45)	(151)
Remarketing gains	(86)	(55)	(68)	(105)	(108)	(31)	22
Total depreciation expense on operating lease assets	434	510	536	528	563	(76)	(129)
Net financing revenue	929	896	900	870	850	33	79
Other revenue
Servicing fees	18	13	13	12	10	6	8
Gain/(loss) on automotive loans, net	5	5	-	(2)	(6)	(0)	11
Other income	53	59	52	53	51	(6)	2
Total other revenue	77	77	65	63	55	(0)	22
Total net revenue	1,006	973	965	933	905	33	101
Provision for loan losses	170	209	236	201	132	(39)	38
Noninterest expense
Compensation and benefits	118	126	119	121	123	(8)	(5)
Other operating expenses	292	301	277	288	277	(9)	15
Total noninterest expense	410	427	396	409	400	(17)	10
Income before income tax expense	$426	$337	$333	$323	$373	$89	$53

Memo: Net lease revenue
Operating lease revenue	$701	$769	$812	$830	$860	$(68)	$(159)
Depreciation expense on operating lease assets (ex. remarketing)	520	565	604	633	671	(45)	(151)
Remarketing gains	(86)	(55)	(68)	(105)	(108)	(31)	22
Total depreciation expense on operating lease assets	434	510	536	528	563	(76)	(129)
Net lease revenue	$267	$259	$276	$302	$297	$8	$(30)

Balance Sheet (Period-End)
Cash, trading and investment securities	$30	$31	$31	$32	$33	$(1)	$(3)
Loans held-for-sale	-	-	-	-	1,356	-	(1,356)
Finance receivables and loans, net:
Consumer loans	63,193	62,926	64,226	63,503	60,717	267	2,476
Commercial loans (1)	35,258	34,348	34,918	32,345	33,044	910	2,214
Allowance for loan losses	(919)	(905)	(887)	(852)	(815)	(14)	(104)
Total finance receivables and loans, net	97,532	96,369	98,257	94,996	92,946	1,163	4,586
Investment in operating leases, net	13,755	14,958	16,271	17,292	17,950	(1,203)	(4,195)
Other assets	1,039	931	1,077	1,523	1,322	108	(283)
Total assets	$112,356	$112,289	$115,636	$113,843	$113,607	$67	$(1,251)

(1) Includes intercompany

2Q 2016 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.9	$1.9	$2.3	$2.8	$2.6	$0.0	$(0.7)
Retail standard - new vehicle Chrysler (2)	1.2	1.0	1.1	1.3	1.3	0.2	(0.1)
Retail standard - new vehicle Growth (2)	1.4	1.2	1.2	1.3	1.3	0.2	0.1
Retail standard - used vehicle - all channels	4.0	4.1	3.4	3.9	4.0	(0.1)	0.1
Lease - GM	0.0	0.0	0.0	0.0	0.1	0.0	(0.1)
Lease - Other	0.8	0.8	1.0	1.0	0.9	0.0	(0.0)
Retail subvented - new vehicle GM	-	-	0.2	0.7	0.7	-	(0.7)
Total originations	$9.4	$9.0	$9.3	$11.1	$10.8	$0.3	$(1.4)

U.S. Consumer Originations - FICO Score
Super Prime (CB 740+)	$2.1	$2.0	$2.3	$2.9	$2.6	$0.1	$(0.5)
Prime (CB 739-660)	3.5	3.2	3.2	3.8	3.7	0.2	(0.3)
Prime/Near (CB 659-620)	2.3	2.2	2.1	2.4	2.5	0.0	(0.2)
Non Prime (CB 619-540)	0.9	1.0	1.1	1.3	1.3	(0.1)	(0.4)
Sub Prime (CB 539-0)	0.1	0.1	0.1	0.2	0.2	(0.0)	(0.1)
Unscored (3)	0.5	0.5	0.5	0.5	0.5	0.0	(0.0)
Total originations	$9.4	$9.0	$9.3	$11.1	$10.8	$0.3	$(1.4)

U.S. Market
Light vehicle sales (SAAR - units in millions)	17.1	17.1	17.8	17.8	17.1	(0.0)	0.0
Light vehicle sales (quarterly - units in millions)	4.5	4.1	4.4	4.5	4.5	0.5	(0.0)
GM market share	16.7%	16.8%	17.8%	17.6%	18.1%
Chrysler market share	13.3%	13.6%	13.3%	12.7%	12.7%

U.S. Consumer Penetration
GM	9.1%	9.3%	13.0%	16.3%	16.4%
Chrysler	13.8%	12.5%	15.1%	13.9%	13.7%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings, net	$30.0	$29.2	$29.9	$27.5	$28.3	$0.8	$1.7
Other dealer loans	5.2	5.1	5.0	4.8	4.7	0.1	0.5
Total Commercial outstandings	$35.3	$34.3	$34.9	$32.3	$33.0	$0.9	$2.2

U.S. Off-Lease Remarketing
Manheim used vehicle index (3 month average)	124.5	123.7	125.4	124.4	124.0	0.8	0.5
Off-lease vehicles terminated - On-balance sheet (# in units)	76,001	78,820	69,710	65,363	64,123	(2,819)	11,878
Average gain per vehicle	$1,126	$700	$979	$1,611	$1,686	$426	$(560)
Total gains ($ in millions)	$86	$55	$68	$105	$108	$31	$(22)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Includes an immaterial balance of subvented volume

(3) Unscored are primarily Commercial Services Group ("CSG")

2Q 2016 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Income Statement (GAAP View)
Net financing revenue
Interest and dividends on investment securities	$25	$24	$25	$26	$25	$1	$-
Interest bearing cash	3	2	2	2	2	1	1
Total financing revenue and other interest revenue	28	26	27	28	27	2	1
Interest expense	12	12	12	12	13	-	(1)
Net financing revenue	16	14	15	16	14	2	2
Other revenue
Insurance premiums and service revenue earned	236	230	234	236	237	6	(1)
Other gain/(loss) on investments, net	21	22	28	(5)	29	(1)	(8)
Other income, net of losses	2	2	2	2	2	-	-
Total other revenue	259	254	264	233	268	5	(9)
Total net revenue	275	268	279	249	282	7	(7)
Noninterest expense
Compensation and benefits expense	17	18	15	18	16	(1)	1
Insurance losses and loss adjustment expenses	145	73	54	61	122	72	23
Other operating expenses	131	127	132	130	129	4	2
Total noninterest expense	293	218	201	209	267	75	26
Income (loss) from cont. ops before income tax expense	$(18)	$50	$78	$40	$15	$(68)	$(33)

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$236	$230	$234	$236	$237	$6	$(1)
Investment income	34	34	41	9	41	-	(7)
Other income	5	4	4	4	4	1	1
Total insurance premiums and other income	275	268	279	249	282	7	(7)
Expense
Insurance losses and loss adjustment expenses	145	73	54	61	122	72	23
Acquisition and underwriting expenses
Compensation and benefit expense	17	18	15	18	16	(1)	1
Insurance commission expense	97	94	94	95	95	4	2
Other expense	34	33	38	35	34	0	(0)
Total acquisition and underwriting expense	148	145	147	148	145	3	3
Total expense	293	218	201	209	267	75	26
Income (loss) from cont. ops before income tax expense	$(18)	$50	$78	$40	$15	$(68)	$(33)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,140	$5,141	$5,053	$4,991	$5,312	$(1)	$(172)
Premiums receivable and other insurance assets	1,856	1,840	1,813	1,805	1,769	16	87
Other assets	197	213	187	201	179	(16)	18
Total assets	$7,193	$7,194	$7,053	$6,997	$7,260	$(1)	$(67)

Key Statistics (Continuing Operations)
Total written premiums and revenue (1)	$237	$222	$222	$254	$263	$15	$(26)

Loss ratio	60.9%	31.5%	22.5%	25.7%	51.2%
Underwriting expense ratio	61.9%	62.5%	62.6%	62.0%	61.0%
Combined ratio	122.8%	94.0%	85.1%	87.7%	112.2%

(1) Excludes Canadian Personal Lines business, which is in runoff

2Q 2016 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Income Statement
Net financing revenue
Total financing revenue and other interest income	$64	$57	$54	$51	$39	$7	$25
Interest expense	38	37	36	34	28	1	10
Net financing revenue	26	20	18	17	11	6	15
Total net revenue	26	20	18	17	11	6	15
Provision for loan losses	-	3	(2)	3	4	(3)	(4)
Noninterest expense
Compensation and benefits expense	3	3	2	1	1	-	2
Other operating expense	14	12	9	9	9	2	5
Total noninterest expense	17	15	11	10	10	2	7
Income (loss) from cont. ops before income tax expense	$9	$2	$9	$4	$(3)	$7	$12

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$8,009	$7,443	$6,413	$6,286	$5,589	566	2,420
Allowance for loan losses	(18)	(18)	(16)	(17)	(15)	-	(3)
Total finance receivables and loans, net	7,991	7,425	6,397	6,269	5,574	566	2,417
Other assets	23	68	64	57	49	(45)	(26)
Total assets	$8,014	$7,493	$6,461	$6,326	$5,623	$521	$2,391

2Q 2016 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Income Statement
Net financing revenue
Total financing revenue and other interest income	$46	$44	$39	$36	$35	$2	$11
Interest expense	17	16	14	14	13	1	4
Net financing revenue	29	28	25	22	22	1	7
Other income, net of losses	4	6	3	10	6	(2)	(2)
Total other revenue	4	6	3	10	6	(2)	(2)
Total net revenue	33	34	28	32	28	(1)	5
Provision for loan losses	3	6	6	4	4	(3)	(1)
Noninterest expense
Compensation and benefits expense	10	10	8	8	8	-	2
Other operating expense	6	7	5	6	6	(1)	-
Total noninterest expense	16	17	13	14	14	(1)	2
Income (loss) from cont. ops before income tax expense	$14	$11	$9	$14	$10	$3	$4

Balance Sheet (Period-End)
Loans held for sale	$15	$39	$105	$37	$36	$(24)	$(21)
Commercial loans (1)	2,975	2,795	2,568	2,228	2,088	180	887
Allowance for loan losses	(59)	(56)	(50)	(44)	(38)	(3)	(21)
Total finance receivables and loans, net	2,916	2,739	2,518	2,184	2,050	177	866
Other assets	58	61	54	48	46	(3)	12
Total assets	$2,989	$2,839	$2,677	$2,269	$2,132	$150	$857

(1) Includes intercompany loan activity

2Q 2016 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

Includes CFG	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Income Statement
Net financing revenue
Total financing revenue and other interest income	$89	$92	$86	$92	$90	$(3)	$(1)
Interest expense
Original issue discount amortization (1)	14	13	12	11	11	1	3
Other interest expense	91	86	49	36	60	5	31
Total interest expense	105	99	61	47	71	6	34
Net financing revenue (deficit)	(16)	(7)	25	45	19	(9)	(35)
Other revenue
Loss on extinguishment of debt	-	(4)	(3)	-	(156)	4	156
Other gain on investments, net	18	32	21	11	16	(14)	2
Other income, net of losses (2)	16	11	6	15	22	5	(6)
Total other (loss) revenue	34	39	24	26	(118)	(5)	152
Total net revenue (deficit)	18	32	49	71	(99)	(14)	117
Provision for loan losses	(1)	2	-	3	-	(3)	(1)
Noninterest expense
Compensation and benefits expense	94	95	93	87	88	(1)	6
Other operating expense (3)	(57)	(62)	(46)	(55)	(55)	5	(2)
Total noninterest expense	37	33	47	32	33	4	4
Income (loss) from cont. ops before income tax expense	$(18)	$(3)	$2	$36	$(132)	$(15)	$114

Balance Sheet (Period-End)
Cash, trading and investment securities	$19,329	$18,127	$18,453	$18,962	$19,655	$1,202	$(326)
Loans held-for-sale	-	-	-	-	46	-	(46)
Finance receivables and loans, net
Consumer loans	3,163	3,319	3,426	3,591	3,692	(156)	(529)
Commercial loans (4)	55	45	49	38	43	10	12
Allowance for loan losses	(93)	(98)	(101)	(105)	(106)	5	13
Total finance receivables and loans, net	3,125	3,266	3,374	3,524	3,629	(141)	(504)
Other assets	4,925	5,297	4,927	3,995	4,326	(372)	599
Total assets	$27,379	$26,690	$26,754	$26,481	$27,656	$689	$(277)

OID Amortization Schedule (5)	2016	2017	2018	2019 and After
Remaining Core OID Amortization (as of 6/30/2016)	$29	$69	$85	Avg = $50/yr

(1) Does not include accelerated OID expense of $2 million in 1Q16 and $7 million in 2Q15

(2) Includes gain/(loss) on mortgage and automotive loans

(3) Other operating expenses includes (i) certain unallocated expenses primarily associated with operations that have been sold or discontinued and (ii) corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $186 million for 2Q16, $202 million for 1Q16, $178 million for 4Q15, $189 million for 3Q15, and $186 million for 2Q15. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(4) Includes intercompany

(5) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

2Q 2016 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Asset Quality - Consolidated (1)
Ending loan balance	$112,653	$110,876	$111,600	$107,990	$105,172	$1,777	$7,481
30+ Accruing DPD	$1,740	$1,496	$1,985	$1,754	$1,474	$244	$266
30+ Accruing DPD %	1.54%	1.35%	1.78%	1.62%	1.40%
Non-performing loans (NPLs)	$734	$698	$680	$637	$642	$35	$91
Net charge-offs (NCOs)	$152	$179	$198	$161	$100	$(28)	$52
Net charge-off rate (2)	0.54%	0.64%	0.72%	0.61%	0.39%

Provision for loan losses	$172	$220	$240	$211	$140	$(48)	$32
Allowance for loan losses (ALLL)	$1,089	$1,077	$1,054	$1,018	$974	$12	$115

ALLL as % of Loans (3)	1.0%	1.0%	0.9%	0.9%	0.9%
ALLL as % of NPLs (3)	148.4%	154.2%	155.0%	159.9%	151.6%
ALLL as % of NCOs (3)	179.1%	150.3%	133.1%	158.2%	243.8%

US Auto Delinquencies - HFI Retail Contract $'s (5)
Delinquent contract $	$1,643	$1,387	$1,886	$1,656	$1,389	$257	$254
% of retail contract $ outstanding	2.60%	2.20%	2.93%	2.60%	2.29%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $'s
Net charge-offs	$148	$173	$194	$156	$96	$(24)	$53
% of avg. HFI assets (2)	0.94%	1.08%	1.21%	1.01%	0.65%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $'s
Net charge-offs	$0	$0	$3	$0	$1	$0	$(1)
% of avg. HFI assets (2)	0.00%	0.00%	0.04%	0.00%	0.01%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes $88 million Corporate Treasury hedging activity related to domestic consumer auto outstandings in 2Q16, $87 million in 1Q16, $66 million in 4Q15, $107 million in 3Q15 and $69 million in 2Q15.

(5) Dollar amount of accruing contracts greater than 30 days past due

2Q 2016 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Automotive Finance (1)
Consumer
Allowance for loan losses	$862	$850	$834	$804	$767	$12	$95
Total consumer loans (2)	$63,281	$63,013	$64,292	$63,610	$60,786	$267	$2,494
Coverage ratio (3)	1.4%	1.3%	1.3%	1.3%	1.3%

Commercial
Allowance for loan losses	$57	$55	$53	$48	$48	$2	$9
Total commercial loans	$35,251	$34,325	$34,895	$32,322	$33,026	$926	$2,225
Coverage ratio	0.2%	0.2%	0.2%	0.1%	0.1%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$18	$18	$16	$17	$15	$1	$4
Total consumer loans	$8,009	$7,443	$6,413	$6,286	$5,589	$567	$2,420
Coverage ratio	0.2%	0.2%	0.2%	0.3%	0.3%

Mortgage - Legacy
Allowance for loan losses	$91	$97	$98	$102	$104	$(6)	$(13)
Total consumer loans	$3,075	$3,232	$3,360	$3,483	$3,622	$(157)	$(547)
Coverage ratio	2.9%	3.0%	2.9%	2.9%	2.9%

Total Mortgage
Allowance for loan losses	$109	$115	$114	$119	$119	$(6)	$(10)
Total consumer loans	$11,084	$10,675	$9,773	$9,769	$9,211	$410	$1,873
Coverage ratio	1.0%	1.1%	1.2%	1.2%	1.3%

Corporate Finance (1)
Allowance for loan losses	$59	$56	$50	$44	$38	$4	$21
Total commercial loans	$2,976	$2,796	$2,568	$2,228	$2,088	$180	$887
Coverage ratio	2.0%	2.0%	2.0%	2.0%	1.8%

Corporate and Other (1)
Allowance for loan losses	$2	$1	$3	$3	$2	$0	$(1)
Total commercial loans	$61	$67	$72	$61	$61	$(6)	$0
Coverage ratio	2.6%	2.1%	4.0%	4.2%	4.0%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes $88 million Corporate Treasury hedging activity related to domestic consumer auto outstandings in 2Q16, $87 million in 1Q16, $66 million in 4Q15, $107 million in 3Q15 and $69 million in 2Q15.

(3) Excludes $88 million Corporate Treasury hedging activity related to domestic consumer auto outstandings in 2Q16, $87 million in 1Q16, $66 million in 4Q15, $107 million in 3Q15 and $69 million in 2Q15.

2Q 2016 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Capital (1)
Risk-weighted assets	$133.8	$133.6	$135.8	$133.8	$134.0	$0.2	$(0.2)

Common Equity Tier 1 (CET1) capital ratio (2)	9.6%	9.5%	9.2%	10.0%	9.8%
Tier 1 capital ratio	11.2%	11.6%	11.1%	12.0%	11.7%
Total capital ratio	12.8%	13.0%	12.5%	12.9%	12.6%

Tangible common equity / Tangible assets (3)(4)	8.5%	8.4%	8.0%	8.8%	8.6%
Tangible common equity / Risk-weighted assets (3)	10.0%	9.8%	9.4%	10.3%	10.0%

Shareholders’ equity	$13.6	$13.8	$13.4	$14.6	$14.3	$(0.2)	$(0.7)
less: Preferred equity	-	(0.7)	(0.7)	(0.8)	(0.8)	0.7	0.8
Disallowed DTA	(0.5)	(0.5)	(0.4)	(0.4)	(0.4)	-	(0.1)
Certain AOCI items and other adjustments	(0.3)	-	0.2	-	0.1	(0.3)	(0.4)
Common Equity Tier 1 capital (2)	$12.8	$12.7	$12.5	$13.4	$13.2	$0.1	$(0.4)

Common Equity Tier 1 capital	$12.8	$12.7	$12.5	$13.4	$13.2	$0.1	$(0.4)
add: Preferred equity	-	0.7	0.7	0.7	0.7	(0.7)	(0.7)
Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
less: Other adjustments	(0.4)	(0.4)	(0.6)	(0.6)	(0.7)	-	0.3
Tier 1 capital	$15.0	$15.5	$15.1	$16.1	$15.7	$0.5	$0.7

Tier 1 capital	$15.0	$15.5	$15.1	$16.1	$15.7	$(0.5)	$(0.7)
add: Qualifying subordinated debt and redeemable preferred stock	1.2	0.9	0.9	0.3	0.3	0.3	0.9
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.0	1.0	1.0	1.0	0.9	-	0.1
Total capital	$17.2	$17.4	$17.0	$17.3	$16.9	$(0.2)	$0.3

Total shareholders' equity	$13.6	$13.8	$13.4	$14.6	$14.3	$(0.2)	$(0.7)
less: Preferred equity	-	(0.7)	(0.7)	(0.8)	(0.8)	0.7	0.8
Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	-	-	-	-	(0.3)	(0.3)
Tangible common equity (3)	$13.3	$13.1	$12.7	$13.8	$13.5	$0.2	$(0.2)

Total assets	$157.9	$156.5	$158.6	$155.9	$156.3	$1.4	$1.6
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	-	-	-	-	(0.3)	(0.3)
Tangible assets (4)	$157.7	$156.5	$158.6	$155.9	$156.3	$1.2	$1.4

Regulatory Capital - Basel III transition to fully phased-in
Numerator
Common equity tier 1 capital (transition)	$12.8	$12.7	$12.5	$13.4	$13.2
DTAs arising from NOL and tax credit carryforwards phased-in during transition	(0.3)	(0.3)	(0.6)	(0.6)	(0.7)
Intangibles phased-in during transition	(0.0)	-	-	-	-
Common equity tier 1 capital (fully phased-in)	$12.5	$12.3	$11.9	$12.9	$12.5

Denominator
Risk-weighted assets (transition	$133.8	$133.6	$135.8	$133.8	$134.0
DTAs arising from temporary differences that could not be realized through NOL , net of VA and net of DTLs phased-in during transition	0.5	0.4	0.5	0.7	0.8
Intagibles phased in during transition	0.0	0.0	0.0	-	-
Risk-weighted assets (fully phased-in)	$134.2	$134.0	$136.4	$134.5	$134.8

Metric
Common equity tier 1 (transition)	9.6%	9.5%	9.2%	10.0%	9.8%
Common equity tier 1 (fully phased-in) (2)	9.3%	9.2%	8.7%	9.6%	9.3%

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(2) Common Equity Tier 1 capital (“CET1”) fully phased-in: Under the Basel III regulatory framework as adopted in the United States, banking organizations like the company are required to comply with a minimum ratio of common equity tier 1 capital to risk-weighted assets (CET1 Capital Ratio). Common equity tier 1 capital generally consists of common stock (plus any related surplus and net of any treasury stock), retained earnings, accumulated other comprehensive income, and minority interests in the common equity of consolidated subsidiaries, subject to specified conditions and adjustments. The obligation to comply with the minimum CET1 Capital Ratio is subject to ongoing transition periods and other provisions under Basel III. Management believes that both the transitional CET1 Capital Ratio and the fully phased-in CET1 Capital Ratio are helpful to readers in evaluating the company’s capital utilization and adequacy in absolute terms and relative to its peers. The fully phased-in CET1 Capital Ratio is a non-GAAP financial measure that is reconciled to the transitional CET1 Capital Ratio above.

(3) Represents a non-GAAP financial measure. We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(4) Represents a non-GAAP financial measure. We define tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities

2Q 2016 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	6/30/2016		3/31/2016		6/30/2015
	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Available Liquidity
Cash and cash equivalents (2)	$2.0	$3.3	$2.7	$2.1	$2.6	$2.8
Highly liquid securities (3)	2.4	7.8	1.8	6.8	1.4	6.9
Current committed unused capacity	1.1	1.1	0.5	1.8	1.1	0.2
Subtotal	$5.4	$12.1	$5.0	$10.7	$5.0	$9.9
Ally Bank intercompany loan (4)	1.4	(1.4)	0.8	(0.8)	-	-
Total Current Available Liquidity	$6.8	$10.7	$5.7	$9.9	$5.0	$9.9

	2016	2017	2018	2019	2020	2021 and After
Unsecured Long-Term Debt Maturity Profile
Consolidated remaining maturities (5)	$1.4	$4.4	$3.7	$1.7	$2.2	$9.1

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance's holding company

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes unencumbered UST, Agency debt and Agency MBS

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5) Excludes OID

2Q 2016 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Average Balance Details
Retail Auto Loan	$63,621	$64,566	$64,231	$62,115	$60,436	$(945)	$3,185
Auto Lease (net of dep)	14,392	15,638	16,824	17,519	18,520	(1,246)	(4,128)
Commercial Auto	34,800	34,026	34,077	31,726	32,547	774	2,253
Corporate Finance	2,973	2,781	2,506	2,309	2,114	192	859
Mortgage	10,764	10,152	9,809	9,564	8,363	612	2,401
Cash, Securities and Other	20,269	19,758	18,822	21,413	21,087	511	(818)
Total Earning Assets	$146,819	$146,921	$146,269	$144,646	$143,067	$(102)	$3,752

Interest Revenue	1,630	1,595	1,582	1,567	1,517	35	113

LT Unsecured Debt	$22,698	$22,452	$21,716	$20,884	$22,564	$246	$134
Secured Debt	34,019	37,587	40,134	42,150	42,186	(3,568)	(8,167)
Deposits (2)	71,570	68,240	64,985	62,882	61,305	3,330	10,265
Other Borrowings (3)	10,862	11,709	11,695	11,890	9,012	(847)	1,850
Total Funding Sources (1)	$139,149	$139,988	$138,530	$137,806	$135,067	$(839)	$4,082

Interest Expense	637	635	593	593	597	2	40

Net Financing Revenue (4)	$993	$960	$989	$974	$920	$33	$73

Net Interest Margin (yield details)
Retail Auto Loan	5.47%	5.31%	5.26%	5.24%	5.26%
Auto Lease (net of dep)	7.46%	6.66%	6.51%	6.84%	6.43%
Commercial Auto	3.03%	2.98%	2.78%	2.85%	2.90%
Corporate Finance	6.36%	6.51%	6.33%	6.19%	6.64%
Mortgage	3.36%	3.37%	3.28%	3.36%	3.36%
Cash, Securities and Other	1.94%	2.06%	1.98%	1.83%	1.67%
Total Earning Assets	4.47%	4.37%	4.29%	4.30%	4.25%

LT Unsecured Debt	4.80%	4.89%	4.55%	4.96%	5.01%
Secured Debt	1.56%	1.48%	1.27%	1.19%	1.16%
Deposits	1.14%	1.14%	1.15%	1.14%	1.16%
Other Borrowings (3)	1.15%	1.06%	0.95%	0.83%	0.71%
Total Funding Sources (1)	1.84%	1.82%	1.70%	1.71%	1.77%

NIM (as reported)	2.68%	2.59%	2.65%	2.64%	2.55%
NIM (excluding OID) (1)	2.72%	2.63%	2.68%	2.67%	2.58%

Key Deposit Statistics
Average retail CD maturity (months)	31.4	31.6	31.8	32.0	32.1	(0.1)	(0.7)
Average retail deposit rate	1.11%	1.11%	1.12%	1.14%	1.15%

Ally Financial Deposits Levels
Ally Bank retail	$61,239	$58,977	$55,437	$53,501	$51,750	$2,263	$9,489
Ally Bank brokered	11,269	10,979	10,723	10,201	9,861	290	1,408
Other	294	309	318	318	319	(16)	(25)
Total deposits	$72,802	$70,265	$66,478	$64,020	$61,930	$2,537	$10,872

Ally Bank Deposit Mix
Retail CD	29.0%	30.1%	31.8%	34.0%	36.3%
MMA/OSA/Checking	55.4%	54.2%	52.0%	50.0%	47.7%
Brokered	15.5%	15.7%	16.2%	16.0%	16.0%

(1) Excludes OID

(2) Includes brokered deposits. Includes average noninterest-bearing deposits of $91 million in 2Q16, $92 million in 1Q16, $95 million in 4Q15, $91 million in 3Q15 and $81 million in 2Q15

(3) Includes Demand Notes, FHLB and Repurchase Agreements

(4) Excludes dividend income from equity investments

2Q 2016 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15
Mortgage Finance HFI Portfolio
Loan Value
Gross carry value	$8.0	$7.4	$6.4	$6.3	$5.6
Net carry value	$8.0	$7.4	$6.4	$6.3	$5.6

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.4%	0.5%	0.6%	0.6%	0.8%
% 30+ Day delinquent	0.8%	1.0%	0.9%	1.0%	1.0%
% Low/No documentation	0.0%	0.0%	0.0%	0.0%	0.0%
% Non-primary residence	3.4%	3.5%	3.4%	3.4%	3.2%
Refreshed FICO	771	770	769	768	767
Wtd. Avg. LTV/CLTV (1)	61.1%	60.8%	60.4%	61.4%	62.0%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$3.1	$3.2	$3.4	$3.5	$3.6
Net carry value	$3.0	$3.1	$3.3	$3.4	$3.5

Estimated Pool Characteristics
% Second lien	18.4%	18.6%	18.9%	19.2%	19.6%
% Interest only	12.9%	14.0%	16.9%	19.4%	21.9%
% 30+ Day delinquent	4.0%	4.1%	4.4%	4.1%	4.2%
% Low/No documentation	22.9%	22.7%	22.6%	22.5%	22.4%
% Non-primary residence	7.4%	7.4%	7.4%	7.4%	7.4%
Refreshed FICO	728	728	728	728	728
Wtd. Avg. LTV/CLTV (1)	77.8%	77.6%	78.1%	77.4%	78.2%

(1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices; calculation only includes first liens

2Q 2016 Preliminary Results	20

ALLY FINANCIAL INC. DISCONTINUED OPERATIONS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Impact of Discontinued Operations (1)
Auto Finance	$(0)	$(1)	$(5)	$(4)	$(4)	$1	$4
Insurance	0	-	(0)	-	3	0	(3)
Mortgage Finance	-	-	-	-	-	-	-
Corporate Finance	0	(0)	-	1	25	0	(25)
Corporate and Other	(3)	6	2	0	(11)	(9)	8
Consolidated pretax income	$(3)	$4	$(3)	$(2)	$14	$(7)	$(17)
Tax expense (benefit)	(6)	1	10	4	(0)	(7)	(6)
Consolidated net income	$3	$3	$(13)	$(5)	$13	$-	$(10)

Assets of discontinued operations held-for-sale	$-	$-	$-	$-	$-	$-	$-

(1) Disc ops activity reflects several actions including divestitures of international businesses in addition to certain discrete tax items

2Q 2016 Preliminary Results	21

ALLY FINANCIAL INC. PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Earnings Per Share Data
Net income (loss)	$360	$250	$263	$268	$182	$110	$178
less: Preferred stock dividends	15	15	1,216	38	1,251	0	(1,236)
GAAP net income available to common shareholders	$345	$235	$(953)	$230	$(1,069)	$110	$1,414

Weighted-average shares outstanding - basic (1)	485,370	484,233	483,300	483,073	482,847	1,137	2,523

Weighted-average shares outstanding - diluted (1)(2)	486,074	484,654	484,845	484,399	483,687	1,420	2,388

Issued shares outstanding (period-end)	483,753	483,475	481,980	481,750	481,750	278	2,003

Net income (loss) per share - basic (1)	$0.71	$0.49	$(1.97)	$0.48	$(2.22)	$0.23	$2.93

Net income (loss) per share - diluted (1)(2)	$0.71	$0.49	$(1.97)	$0.47	$(2.22)	$0.22	$2.93

Adjusted Earnings per Share ("Adjusted EPS")
Numerator
GAAP net income available to common shareholders	$345	$235	$(953)	$230	$(1,069)	$110	$1,414
less: Disc Ops, net of tax	(3)	(3)	13	5	(13)	-	10
add back: Original issue discount expense ("OID expense")	14	15	12	11	18	(1)	(4)
add back: Repositioning Items	4	7	3	2	154	(3)	(150)
less: OID & Repo. Tax (35% in '16, 34% in '15)	(6)	(8)	(5)	(5)	(58)	1	52
Significant Discrete Tax Items	(91)	7	-	-	-	(98)	(91)
Series G Actions	-	-	1,179	-	1,171	-	(1,171)
Series A Actions	1	-	-	-	22	1	(22)
Core net income available to common shareholders (3)	$263	$253	$249	$244	$224	$11	$39

Denominator
Weighted-Average Shares Outstanding - (Diluted, thousands)	486,074	484,654	484,845	484,399	483,687

Adjusted EPS (4)	$0.54	$0.52	$0.52	$0.51	$0.46	$0.02	$0.08

(1) Includes shares related to share-based compensation that vested but were not yet issued

(2) Due to antidilutive effect of the net loss from continuing operations attributable to common shareholders for the year ended December 31, 2015 and June 30, 2015, basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share

(3) Core net income available to common is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income available to common adjusts GAAP net income available to common for discontinued operations, OID expense, repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items including tax settlements and preferred stock capital actions.

(4) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income available to common is adjusted for the following items: (a) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses in the past have significantly impacted GAAP EPS, (b) excludes the tax-effected non-cash expense bond exchange original issue discount (OID), (c) excludes tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, (d) excludes certain discrete tax items that do not relate to the operating performance of the core businesses, and (e) adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure.

2Q 2016 Preliminary Results	22

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Adjusted Tangible Book Value Per Share ("Adjusted TBVPS") Information

Numerator
GAAP shareholder's equity	$13.6	$13.8	$13.4	$14.6	$14.3	$(0.2)	$(0.7)
less: Preferred equity	-	(0.7)	(0.7)	(0.8)	(0.8)	0.7	0.8
GAAP Common shareholder's equity	13.6	13.1	12.7	13.8	13.5	0.5	0.1
less: Goodwill and identifiable intangibles, net of DTLs	(0.3)	(0.0)	(0.0)	(0.0)	(0.0)	(0.2)	(0.2)
Tangible common equity	13.3	13.1	12.7	13.8	13.5	0.2	(0.1)
less: Tax-effected bond OID (35% tax rate in 2016; 34% tax rate in 2015 and prior)	(0.8)	(0.8)	(0.9)	(0.9)	(0.9)	0.0	0.0
less: Series G discount	-	-	-	(1.2)	(1.2)	-	1.2
Adjusted tangible book value	$12.5	$12.3	$11.9	$11.7	$11.4	$0.2	$1.1

Denominator
Issued shares outstanding (period-end, thousands)	483,753	483,475	481,980	481,750	481,750

GAAP shareholder's equity per share	$28.1	$28.6	$27.9	$30.3	$29.7	$(0.5)	$(1.5)
less: Preferred equity per share	-	(1.4)	(1.4)	(1.7)	(1.7)	1.4	1.7
GAAP Common shareholder's equity per share	28.1	27.2	26.4	28.6	28.0	1.0	0.2
less: Goodwill and identifiable intangibles, net of DTLs per share	(0.6)	(0.1)	(0.1)	(0.1)	(0.1)	(0.5)	(0.5)
Tangible common equity per share	27.6	27.1	26.4	28.6	27.9	0.5	(0.4)
less: Tax-effected bond OID (35% tax rate in 2016; 34% tax rate in 2015 and prior) per share	(1.7)	(1.7)	(1.8)	(1.8)	(1.8)	0.0	0.1
less: Series G discount per share	-	-	-	(2.4)	(2.4)	-	2.4
Adjusted tangible book value per share (1)	$25.9	$25.4	$24.6	$24.3	$23.7	$0.5	$2.2

(1) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity available to shareholders even if original issue discount (OID) expense were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (a) goodwill and identifiable intangibles, net of DTLs, (b) tax-effected bond OID to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (c) Series G discount which reduces tangible common equity as the company has normalized its capital structure.

2Q 2016 Preliminary Results	23

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Core Return on Tangible Common Equity ("Core ROTCE")
Numerator
GAAP net income available to common shareholders	$345	$235	$(953)	$230	$(1,069)	$110	$1,414
less: Disc Ops, net of tax	(3)	(3)	13	5	(13)	-	10
add back: Original issue discount expense ("OID expense")	14	15	12	11	18	(1)	(4)
add back: Repositioning Items	4	7	3	2	154	(3)	(150)
less: OID & Repo. Tax (35% in '16, 34% in '15)	(6)	(8)	(5)	(5)	(58)	1	52
Significant Discrete Tax Items & Other	(91)	7	8	2	5	(98)	(96)
Series G Actions	-	-	1,179	-	1,171	-	(1,171)
Series A Actions	1	-	-	-	22	1	(22)
Core net income available to common shareholders (1)	$263	$253	$257	$246	$229	$11	$34

Denominator (2-period average, $ billions)
GAAP shareholder's equity	$13.7	$13.6	$14.0	$14.4	$15.1	$0.1	$(1.4)
less: Preferred equity	0.3	0.7	0.8	0.8	1.0	(0.3)	(0.7)
less: Goodwill & identifiable intangibles, net of deferred tax liabilities ("DTLs")	0.1	0.0	0.0	0.0	0.0	0.1	0.1
Tangible common equity	$13.2	$12.9	$13.2	$13.6	$14.1	$0.3	$(0.9)
less: Unamortized original issue discount ("OID discount")	1.3	1.3	1.3	1.3	1.3	(0.0)	(0.0)
less: Net deferred tax asset ("DTA")	1.1	1.2	1.4	1.5	1.6	(0.1)	(0.5)
Normalized common equity (2)	$10.8	$10.4	$10.5	$10.7	$11.1	$0.4	$(0.3)
Core ROTCE (3)	9.7%	9.8%	9.8%	9.2%	8.3%

(1) Core net income available to common is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income available to common adjusts GAAP net income available to common for discontinued operations, OID expense, repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items including tax settlements and preferred stock capital actions.

(2) Normalized common equity calculated using 2 period average

(3) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. Ally’s Core net income available to common utilized a static 34% tax rate for purposes of calculating Core ROTCE through 4Q 2015. As of 1Q 2016, Ally’s Core net income available to common for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for any discrete tax items including tax settlements, which aligns with the methodology used calculating adjusted earnings per share.
(a) In the numerator of Core ROTCE, GAAP net income available to common is adjusted for discontinued operations net of tax, tax-effected OID expense, tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items and preferred stock capital actions.
(b) In the denominator, GAAP shareholder’s equity is adjusted for preferred equity and goodwill and identifiable intangibles net of DTL, unamortized OID, and net DTA.

2Q 2016 Preliminary Results	24

ALLY FINANCIAL INC. SUPPLEMENTAL FINANCIAL DATA

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 16	1Q 16	4Q 15	3Q 15	2Q 15	1Q 16	2Q 15
Adjusted Efficiency Ratio Calculation
Numerator
Total noninterest expense	$773	$710	$668	$674	$724	$63	$49
less: Rep and warrant expense	(3)	(1)	(2)	(3)	(9)	(3)	5
less: Insurance expense	293	218	201	209	267	75	26
less: Repositioning items	4	4	1	2	4	(0)	0
Adjusted noninterest expense	$479	$488	$468	$465	$462	$(9)	$18

Denominator ($ millions)
Total net revenue	$1,358	$1,327	$1,339	$1,302	$1,127	$31	$231
add: Original issue discount	14	15	12	11	18	(1)	(4)
add: Repositioning items	-	3	2	-	150	(3)	(150)
less: Insurance revenue	275	268	279	249	282	7	(7)
Adjusted net revenue	$1,097	$1,076	$1,074	$1,064	$1,013	$20	$84
Adjusted Efficiency Ratio (1)	43.7%	45.4%	43.6%	43.7%	45.6%

Noninterest Expense
Compensation and benefits	$242	$252	$237	$235	$236	$(10)	$6
Technology and communications	67	66	69	65	64	1	3
Professional services	22	21	25	24	25	2	(2)
Servicing expenses (2)	56	56	56	51	50	(0)	6
Advertising and marketing	21	27	27	26	23	(6)	(2)
Other controllable expenses (3)	52	51	50	50	50	1	1
Controllable Expense	$459	$473	$465	$449	$448	$(14)	$11
Other Noninterest Expense	310	233	202	222	272	77	38
Total Noninterest Expense (ex. repositioning) (4)	$769	$706	$667	$672	$720	$63	$49
Repositioning expenses (4)	4	4	1	2	4	(0)	0
Total Noninterest Expense (as reported)	$773	$710	$668	$674	$724	$63	$49

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, repositioning items primarily related to strategic activities and rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue, repositioning items primarily related to the extinguishment of high-cost legacy debt and original issue discount (OID).

(2) Includes lease and loan administration expenses and vehicle remarketing and repossession expenses

(3) Includes occupancy and premises and equipment depreciation

(4) Repositioning items are primarily related to the extinguishment of high-cost legacy debt and strategic activities

2Q 2016 Preliminary Results	25